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                      METTLER-TOLEDO INTERNATIONAL INC.

                          1997 AMENDED AND RESTATED
                              STOCK OPTION PLAN


                                  ARTICLE 1

                                   GENERAL

         1.1 Purpose. The purpose of this Mettler-Toledo International Inc. Stock Option Plan (the "Plan") is to provide for certain key employees and/or directors of Mettler-Toledo International Inc., a Delaware corporation ("MTI"), its successors and assigns and its subsidiaries and affiliates (MTI and such other entities, collectively, the "Company"), an incentive (i) to join and/or remain in the service of the Company, (ii) to maintain and enhance the long-term performance and profitability of the Company and (iii) to acquire a proprietary interest in the success of the Company. The grant and exercise of Options under the Plan is intended to meet the requirements of Rule 16b-3 of the 1934 Act (as hereinafter defined) at all times during which the Company and its Insiders (as hereinafter defined) are subject to the requirements of Section 16 of the 1934 Act. The Options are intended to be "performance-based" compensation under
Section 162(m)(4)(C) of the Code at all times during which the deductibility of compensation attributable to Options could be subject to the deduction limitation of Section 162(m) of the Code.

         1.2  Definition of Certain Terms.

              (a) "Agreement" means an agreement issued pursuant to Section 2.1.

              (b) "Board" means the Board of Directors of MTI.

              (c) "Code" means the Internal Revenue Code of 1986, as amended.

              (d) "Committee" means the Committee appointed to administer the Plan in accordance with Section 1.3.

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      (e) "Company" means MTI, a Delaware corporation, its successors and assigns and its subsidiaries and affiliates.

          (f) "Common Stock" means the shares of Common Stock,  par value
$.01 per share, of MTI and, subject to Section 2.5, any other shares into which such common stock shall thereafter be exchanged by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like. All shares of Class A common stock of MTI underlying previous grants of Options will be deemed to be an equivalent number of shares of Common Stock pursuant to this Plan.

      (g) "Date of Grant" means the date as of which an Option is granted by the Committee under an Agreement.

      (h) "Fair  Market  Value" per share as of a particular date means
(i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last date (including the Date of Grant) on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then traded on a national securities exchange, the average of the closing bid and asked prices for the shares of Common Stock in the over-the-counter market on which the Common Stock is principally traded for the last date (including the Date of Grant) on which there was a sale of such Common Stock in such market, or
(iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

      (i) "Insider" means an insider as so defined for purposes of
Section 16 of the 1934 Act.

      (j) "Option" means a "nonqualified" stock option, as described in
Section 1.5, granted under the Plan.

      (k) "Optionee" means an employee or director of the Company who has been awarded any Option under this Plan.

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      (l) The terms "parent corporation" and "subsidiary corporation" as used herein shall have the meaning given those terms in Code Section 424(e) and
(f), respectively. A corporation shall be deemed a parent or a subsidiary only for such periods during which the requisite ownership relationship is maintained.

      (m) "Plan" means this Mettler-Toledo International Inc. 1997 Amended and Restated Stock Option Plan and any predecessor plan.

      (n) "Termination With Cause," with respect to any Optionee, means termination by the Company of such Optionee's employment or directorship for:
(i) misappropriation of corporate funds, (ii) conviction of a felony or a crime involving moral turpitude, (iii) failure to comply with directions of the Chief Executive Officer of the Company or other superiors of the Optionee or the Board of Directors of the Company, or (iv) gross negligence or willful misconduct.

      (o) "1934 Act" means the Securities Exchange Act of 1934, as amended.

 1.3  Administration.

      (a) Subject to Section 1.3(e), the Plan shall be administered by a committee of the Board which shall consist of at least two members of the Board and which shall have the power of the Board to authorize awards under the Plan. At all times during which MTI and its Insiders are subject to the requirements of Section 16 of the 1934 Act, all members of the Committee shall be "Non-Employee Directors" as described in Rule 16b-3 of the 1934 Act. All members of the Committee or a subcommittee thereof shall be "outside directors" for purposes of Section 162(m) of the Code with respect to Optionees whose compensation may be subject to the deductibility limitation of Section 162(m) of the Code. The members of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the Board.

      (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Agreement executed pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules

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and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and (vi) to grant Options on such terms, not inconsistent with the Plan, as it shall determine.

       (c) The determination of the Committee on all matters relating to the Plan or any Agreement shall be conclusive.

      (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

      (e) Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In such event, the term "Committee" as used herein shall be deemed to mean the Board.

 1.4 Persons Eligible for Awards. Awards under the Plan may be made from time to time to such key employees and directors of the Company as the Committee shall in its sole discretion select, provided, however, that subject to Section 3.4, the Committee may not award Options to any such employee with respect to more than 2,110,323 shares of Common Stock in any fiscal year during the term of the Plan. The Committee may condition the grant of Options on the prospective Optionee owning shares of Common Stock.

 1.5 Types of Awards Under the Plan. Awards may be made under the Plan in the form of stock options which shall be "nonqualified" stock options, all as more fully set forth in Article 2.

 1.6  Shares Available for Awards.

      (a) Subject to Section 3.4 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which Options may be granted under the Plan shall be equal to the excess (if any) of (i) 4,258,122 shares over (ii) the sum of (A) the number of shares subject to outstanding


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Options granted under the Plan and (B) the number of shares previously issued pursuant to the exercise of Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, but subject to the requirements of Rule 16b-3 of the 1934 Act, if applicable, shares of Common Stock covered by Options granted under the Plan which expire or terminate for any reason shall again become available for award under the Plan.

      (b) Shares that are issued upon the exercise of Options awarded under the Plan shall be authorized and unissued or treasury shares of Common Stock.

      (c) Without limiting the generality of the preceding provisions of this Section 1.6, the Committee may, but solely with the Optionee's consent, agree to cancel any award of Options under the Plan and issue new Options in substitution therefor, provided that the Options as so substituted shall satisfy all of the requirements of the Plan as of the date such new Options are awarded.

 1.7 Option Price. Except as the Committee may otherwise provide, the exercise price of each share of Common Stock subject to an Option shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the Date of Grant.

                                  ARTICLE 2

                                STOCK OPTIONS

         2.1  Agreements Evidencing Stock Options.

              (a) Options awarded under the Plan shall be evidenced by Agreements which shall not be inconsistent with the terms and provisions of the Plan, and which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. Without limiting the generality of the foregoing, the Committee may in any Agreement impose such restrictions or conditions upon the exercise of such Option or upon the sale or other disposition of the shares of Common Stock issuable upon exercise of such Option as the Committee may in its sole discretion determine. By accepting an

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award pursuant to the Plan each Optionee shall thereby agree that each such award shall be subject to all of the terms and provisions of the Plan, including, but not limited to, the provisions of Section 1.3(d).

      (b) Each Agreement shall set forth the number of shares of Common Stock subject to the Option granted thereby.

      (c) Each Agreement relating to Options shall set forth the amount payable by the Optionee to MTI upon exercise of the Option evidenced thereby, subject to adjustment by the Committee to reflect changes in capitalization as contemplated by Section 3.4.

 2.2  Term of Options.

      (a) Each Agreement shall set forth the period during which the Option evidenced thereby shall be exercisable, whether in whole or in part, and any vesting provisions applicable to the Option, such terms to be determined by the Committee in its discretion.

      (b) Each Agreement shall set forth such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

 2.3 Exercise of Options. Subject to the provisions of this Article 2, each Option granted under the Plan shall be exercisable as follows:

      (a) An Option shall become exercisable at such times and subject to such conditions as the applicable Agreement or the Committee may provide.

      (b) Unless the applicable Agreement otherwise provides, an Option granted under the Plan may be exercised from time to time as to all or part of the shares as to which such Option shall then be exercisable.

      (c) An Option shall be exercised by the filing of a written notice of exercise with MTI, on such form and in such manner as the Committee shall in its sole discretion prescribe.

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      (d) Any written notice of exercise of an Option shall be
accompanied by payment of the exercise price for the shares being purchased. Except as the Committee may otherwise provide, such payment shall be made by certified or official bank check payable to MTI (or the equivalent thereof, including shares of Common Stock, as may be acceptable to the Committee). As soon as practicable after receipt of such payment, MTI shall deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased.

       2.4  Termination of Options.

      (a) Notwithstanding anything to the contrary in this Plan, except as the Agreement or the Committee may otherwise provide and as set forth in
Section 2.4(b) and Section 2.4(d), Options granted to an Optionee (and already vested but not yet exercised) shall terminate on the date which is 45 days after termination of his employment with the Company for any reason (other than death or disability, in which case the Options shall terminate on the date which is 180 days after the date of such termination), which termination shall be deemed to occur on the last day of Optionee's employment with the Company.

      (b) Notwithstanding anything to the contrary in this Plan, all Options granted to an Optionee shall immediately expire and cease to be exercisable and all rights granted to an Optionee under this Plan and such Optionee's Agreement shall immediately expire in the event of a Termination With Cause of the Optionee by the Company at any time.

      (c) Unless the applicable Agreement or the Committee expressly provides otherwise, Options awarded to Optionees under the terms of the Plan will be exercisable only in accordance with the following vesting schedule:

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       Cumulative
       Percentage of
            Applicable Date                    Total Shares
            ---------------                    -------------

        On the first anniversary
        of the Date of Grant                       20%
        On the second anniversary
        of the Date of Grant                       40%
        On the third anniversary
        of the Date of Grant                       60%
        On the fourth anniversary
        of the Date of Grant                       80%
        On the fifth anniversary
        of the Date of Grant                      100%

The Committee may modify this vesting schedule in any manner that it deems appropriate in any Agreement or otherwise, and may provide different vesting schedules in different Agreements in its sole discretion. Except as set forth in an Agreement or as the Committee in its sole discretion may determine, in the event that an Optionee's employment with the Company is terminated for any reason prior to the date on which the Optionee's right to exercise the Options has fully vested pursuant to this Section 2.4(c), the Options will immediately cease to be exercisable with respect to any and all shares which have not vested as of the date of such termination.

         2.5 In the event of a Non-Control Transaction (as hereinafter defined), (A) all outstanding Options shall remain outstanding and subject to the terms and conditions of the Plan, including the vesting schedule contained in Section 2.4(c), and (B) each Optionee shall be entitled to receive in respect of each share of Common Stock subject to the Option, upon exercise of such Option after the vesting thereof, the same amount and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Non-Control Transaction in respect of a share. Unless otherwise determined by the Committee coincident with the grant of an Option or subsequently, in the event of a Transaction (as hereinafter defined), each outstanding Option shall vest, and, as of the date of the

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occurrence of the Transaction (the "Transaction Date"), the Company shall have the right to cancel any or all Options which have not been exercised as of the Transaction Date, subject to the payment of the purchase price described below. The purchase price payable by the Company to the Optionee upon the cancellation of each vested and non-vested but unexercised Option will be the Fair Market Value of the Common Stock underlying each such Option determined as of the Transaction Date less the aggregate exercise price of each such Option.

         A "Transaction" shall mean the occurrence during the term of the Plan of:

              (a) An acquisition (other than directly from MTI) of any voting securities of MTI (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding shares of Common Stock or the combined voting power of MTI's then outstanding Voting Securities; provided, however, in determining whether a Transaction has occurred, shares of Common Stock or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Transaction. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) MTI or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by MTI (for purposes of this definition, a "Subsidiary"), (ii) MTI or its Subsidiaries, (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined), or (iv) AEA Investors Inc. alone or in concert with any other Person;

              (b) The individuals who, as of the effective date of the Plan, are members of the Board of Directors of MTI (the "Incumbent Board"), ceasing for any reason to constitute at least two-thirds of the members of the Board of Directors; provided,

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however, that if the election, or nomination for election by MTI's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

              (c) The consummation of:


                  (i) A merger, consolidation or reorganization with or into MTI or in which securities of MTI are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction."

         A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into MTI or in which securities of MTI are issued where:

                   (A) the stockholders of MTI, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty and one-tenth percent (50.1%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                   (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such

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              merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                   (C) no Person other than (i) MTI, (ii) any Subsidiary, (iii)
              any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by MTI or any Subsidiary, or (iv) AEA Investors Inc. alone or in concert with any other person, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

                  (ii)    A complete liquidation or dissolution of MTI; or

                  (iii) The sale or other disposition of all or substantially all of the assets of MTI to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Transaction shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding shares of Common Stock or Voting Securities as a result of the acquisition of shares of Common Stock or Voting Securities by MTI which, by reducing the number of shares of Common Stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Transaction would occur (but for the operation of this sentence) as a result of the acquisition of shares of Common Stock or Voting Securities by MTI, and after such share acquisition by MTI, the Subject Person becomes the Beneficial Owner of any additional shares of Common Stock or Voting Securities which increases the percentage of the then outstanding shares of Common Stock or Voting Securities Beneficially Owned by the Subject Person, then a Transaction shall occur.

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 2.6  Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Plan shall be administered, and Options shall be granted and exercised, in accordance with the 1934 Act and, specifically, Rule 16b-3 thereof.

                                  ARTICLE 3

                                MISCELLANEOUS

         3.1  Amendment of the Plan; Modification of Awards.

              (a) The Board may, without stockholder approval, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided that no such amendment shall adversely alter or impair any rights or obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made, provided, further, that an amendment (i) that increases the total number of shares of Common Stock with respect to which Options may be granted under the Plan pursuant to Section 1.6(a) hereof (under than an increase pursuant to Section 3.4 hereof) or (ii) which requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement, shall not be effective unless approved by the requisite vote of stockholders.

              (b) With the consent of the Optionee and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Agreements with such Optionee, for example, to (i) accelerate the time or times at which an Option may be exercised or (ii) extend the scheduled expiration date of the Option.

              (c) The Plan amends and restates the existing MT Investors Inc. Stock Option Plan.

              (d) The validity and enforceability of any Options granted under the Plan prior to any amendment thereof shall not be affected by any such amendment.

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         3.2  Nonassignability. Except as the Committee may otherwise provide, no  right granted to any Optionee under the Plan or under any Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution. Except as the Committee may otherwise provide, during the life of the Optionee, all rights granted to the Optionee under the Plan or under any Agreement shall be exercisable only by him.

         3.3  Withholding of Taxes.

              (a) The Company shall be entitled to withhold from any payments to an Optionee an amount sufficient to satisfy any federal, state and other governmental tax required to be withheld in connection with an Option. Whenever under the Plan an Option is granted or shares of Common Stock are to be delivered upon exercise of an Option, the Company shall be entitled to require as a condition of grant or delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental tax withholding requirements related thereto.

         3.4 Adjustments Upon Changes in Capitalization. If and to the extent specified by the Committee, the number of shares of Common Stock or other stock or securities which may be issued pursuant to the exercise of Options granted under the Plan and the exercise price of Options may be appropriately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by MTI; provided, however, that any Options to purchase fractional shares of Common Stock resulting from any such adjustment shall be eliminated. Adjustments under this
Section 3.4 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         3.5 Right of Discharge Reserved. Nothing in this Plan or in any Agreement shall confer upon any employee or other person the right to continue in the employment or

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service of the Company or affect any right which the Company may have to terminate the employment or service of such employee or other person.

         3.6 No Rights as a Stockholder. No Optionee or other person holding an Option shall have any of the rights of a stockholder of MTI with respect to shares subject to an Option until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 3.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

         3.7  Nature of Payments.

              (a) Any and all payments of shares of Common Stock or cash hereunder shall be granted, transferred or paid in consideration of services performed by the Optionee for the Company.

              (b) All such grants, issuances and payments shall constitute a special incentive payment to the Optionee and shall not, unless otherwise determined by the Committee or by local law, be taken into account in computing the amount of salary or compensation of the Optionee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or (ii) any agreement between the Company and the Optionee.

         3.8  Non-Uniform Determinations.

              The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Agreements, as to
(i) the persons to receive awards under the Plan, and (ii) the terms and provisions of awards under the Plan.

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

         3.9 Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         3.10  Restrictions.

              (a) If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, if (i) the Committee is entitled under the Plan to make any payment in cash, Common Stock or both, and (ii) the Committee determines that a Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, the Committee shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid.

              (b) The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

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

         3.11 Section Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

         3.12 Interpretation. Unless expressly stated in the relevant Agreement, each Option is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) and the Committee shall interpret the Plan accordingly.

         3.13  Effective Date and Term of Plan.

              (a) This Plan shall be adopted and become effective on November 19, 1997, subject to approval of the Plan by a majority of the voting stockholders of MTI.

              (b) The Plan shall terminate 10 years after its adoption by the Board, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to the date on which the Plan terminates shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

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